EXHIBIT  10(Y)

                              ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT ("Agreement"), dated as of May 17, 2002, is by and among Imaging Technologies Corporation, a corporation organized under the laws of the State of Delaware, U.S.A. ("ITEC" or "Buyer"), on the one hand; Dream Canvas, Inc. (the "Seller"); and its parent corporation, Value Creation, Inc. ("VCI"), both corporations organized under the laws of Japan.

Buyer,  Seller,  and  Company  may be referred to collectively as the "Parties."

                                 R E C I T A L S

A. Whereas, all of the issued and outstanding capital stock ("Shares) of Dream Canvas Technology, Inc. ("DCT" or the "Company") are held by Seller; and

B. Whereas, upon the terms and conditions set forth below, Seller desires to sell and Buyer desires to purchase all of the Shares, such that, following such transaction, the Company will be a 100% owned subsidiary of Buyer;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the Parties hereto agree as follows:

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

1.1  Sale  of  the Shares. Subject to the terms and conditions herein set forth,
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and  on  the  basis  of  the  representations,  warranties and agreements herein contained,  Seller  shall  sell  and  transfer  to  Buyer  the  Shares.

1.2  Consideration.  Buyer  shall  issue  to  the Seller two million (2,000,000)
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shares  of  ITEC  common  stock.  The ITEC common stock will be duly and validly
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issued,  fully  paid,  and non-assessable and will not be registered for sale to the public with the U.S. Securities and Exchange Commission (the "SEC"). A certificate representing the ITEC common stock shall be delivered to the Seller within seven (7) business days after the issuance becomes due. The Seller shall deliver to the Buyer at the Closing, as defined herein, a certificate representing the Shares. The consideration payable under this section 1.2 collectively constitutes the "Purchase Price".

1.2.2  Rule  144  Reporting.  With a view to making available to the Sellers the
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benefits of certain rules and regulations of the SEC that may permit the sale of the common stock to the public without registration, ITEC agrees to use its best efforts to (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144; and (b) file with the SEC in a timely manner all reports and other documents required of ITEC under the Securities Exchange Act of 1934, as amended.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

For purposes of this Agreement, the term "Material Adverse Effect" means any change or effect that is or is reasonably likely to be materially adverse to the business, assets (including tangible assets), financial condition, or results of operations of the entity. Except as disclosed in a document referring specifically to the representations and warranties in this Agreement that identifies by section number the section and subsection to which such disclosure relates and is delivered by the Party making the representations and warranties to the others prior to the execution of this Agreement (the "Disclosure Schedules"), the Parties represent and warrant as of the date hereof and as of the Closing, as follows:

2.1  Representations  and  Warranties of Buyer. Buyer represents and warrants to
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the  Seller  that:

2.1.1  Organization,  Standing,  Power.  Buyer is a corporation organized and in
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good  standing  in  the  State  of  Delaware,  U.S.A., with all requisite power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. Buyer is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect on Buyer.

2.1.2  Authority.  The Buyer has all requisite power and authority to enter into
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this  Agreement  and  to  consummate  the transactions contemplated hereby.  The execution and delivery by the Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer to the Seller and constitutes a valid and binding obligation of the Buyer enforceable in accordance with its terms, except that such enforceability may be subject to: (a) bankruptcy, insolvency, reorganization, or other similar laws relating to enforcement of creditors' rights generally; and (b) general equitable principles. Subject to the satisfaction of the conditions set forth in Article 3 below, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation, or to loss of a material benefit under, or the creation of a lien, pledge, security interest, charge, or other encumbrance on any assets of either the Company or Seller (any such conflict, violation, default, right, loss, or creation being referred to herein as a "Violation") pursuant to any loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or other agreement, or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to Buyer's respective properties or assets, other than in the case of any such Violation which individually or in the aggregate would not have a Material Adverse Effect on the Buyer.

2.2  Representations  and  Warranties  of  the  Seller  and  VCI. Seller and VCI
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represent  and  warrant  to  the  Buyer  that:
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2.2.1  Organization,  Standing,  Power.  The  Company  is  a  corporation  duly
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organized,  validly  existing, and in good standing under the laws of Japan.  It
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has  all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. The Company is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect on the Company. The Company was formed in June 2002. The Seller is the sole shareholder of the Company. The Seller has transferred to the Company all of the assets, facilities, bank accounts and banking relationships, and all other items that Seller utilized in conducting the business described in Exhibit A hereto; and, in so doing, has fully equipped the Company to continue in such business operations. All employees necessary for the continued conduct of such business operations have become employees of the Company. All required benefit plans have been implemented for such employees.

2.2.2  Authority.  The  Seller and VCI have all requisite power and authority to
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enter  into  this  Agreement  and  to  consummate  the transactions contemplated hereby. The execution and delivery by the Seller and VCI of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the parts of the Seller and VCI. This Agreement has been duly executed and delivered by the Seller and VCI to Buyer and constitutes a valid and binding obligation of the Seller and VCI, enforceable in accordance with its terms, except that such enforceability may be subject to: (a) bankruptcy, insolvency, reorganization, or other similar laws relating to enforcement of creditors' rights generally; and (b) general equitable principles.

2.2.3  Capitalization  of  the  Company.
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(a)  All  of  the  capital  stock  of  the  Company that is currently issued and outstanding  is  held  by  Seller.

(b) There are no options, warrants, rights, calls, commitments, plans, contracts, or other agreements of any character granted or issued by the Company, by Seller, or by VCI which provide for the purchase, issuance, or transfer of any additional shares of the capital stock of the Company, nor are there any outstanding securities granted or issued by the Company, or by Seller, or by VCI that are convertible into any shares of the equity securities of the Company, and none is authorized. There are no outstanding bonds, debentures, notes, or other indebtedness the holders of which have the right to vote (or convertible or exercisable into securities having the right to vote) with holders of the Company's capital stock on any matter.

(c) None of the Company, or Seller or VCI is a party or subject to any agreement or understanding, and, to the best of their knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a shareholder or director of the Company.

(d) None of the Company, or Seller or VCI has granted or agreed to grant any stock registration rights to any person or entity.

2.2.4  Subsidiaries.  There are no Subsidiaries of the Company.  "Subsidiary" or
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"Subsidiaries" means all corporations, trusts, partnerships, associations, joint ventures, or other Person of which the Company or any Subsidiary of the Company owns not less than twenty percent (20%) of the voting securities or other equity or of which the Company or any Subsidiary of the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts, or otherwise.

2.2.5  No  Defaults.  The Company has not received notice that it would be, with
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the  passage  of  time,  in  default  or  violation  of  any term, condition, or provision of: (i) their Articles of Incorporation or Bylaws; (ii) any judgment, decree, or order applicable to the Company; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease, license, or other instrument to which the Company is now a party or by which it or any of its properties or assets may be bound, except for defaults and violations which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

2.2.6  Financial  Statements.  The  Company  has furnished Buyer with a true and
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complete copy of its internal financial statements (the "Financial Statements"), which comply as to form in all material respects with all applicable accounting requirements with respect thereto and fairly present the financial positions and known liabilities of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended. There has been no change in the Company's accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Financial Statements, except as described in the notes thereto.

2.2.7  Absence  of  Undisclosed  Liabilities.  The Company has no liabilities or
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obligations  (whether  absolute, accrued, or contingent) except: (i) liabilities that are accrued or fully and completely reserved against in its Balance Sheets; or (ii) additional liabilities reserved against since its inception that have arisen in the ordinary course of business, are accrued or reserved against its books and records, and that have been disclosed to Buyer.

2.2.8  Absence  of  Changes.  Since  inception,  the  Company  has conducted its
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business in the ordinary course and there has not been: (i) any Material Adverse
Effect on the business, financial condition, liabilities, or assets of the Company or any development or combination of developments of which management of the Company has knowledge which is reasonably likely to result in such an effect; (ii) any damage, destruction, or loss, whether or not covered by insurance, having a Material Adverse Effect on the Company; (iii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock, or property) with respect to the capital stock of the Company; (iv) any increase or change in the compensation or benefits payable or to become payable by the Company to any of its employees, except in the ordinary course of business consistent with past practice; (v) any sale, lease, assignment, disposition, or abandonment of a material amount of property of the Company, except in the ordinary course of business; (vi) any increase or modification in any bonus, pension, insurance, or other employee benefit plan, payment, or arrangement made to, for, or with any of their employees; (vii) the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights, and similar equity based awards; (viii) any resignation or termination of employment of any officer of the Company; and the Company does not know of the impending resignation or termination of employment of any such officer; (ix) any merger or consolidation with another entity, or acquisition of assets from another entity except in the ordinary course of business; (x) any loan or advance by the Company to any person or entity, or guaranty by the Company of any loan or advance; (xi) any amendment or termination of any contract, agreement, or license to which the Company is a party, except in the ordinary course of business; (xii) any mortgage, pledge, or other encumbrance of any asset of the Company; (xiii) any waiver or release of any right or claim of the Company, except in the ordinary course of business; (xiv) any write off as uncollectible any note or account receivable or portion thereof; or (xv) any agreement by the Company to do any of the things described in this Section 2.3.5.

2.2.9 Patents and Trademarks.  The Company has sufficient title and ownership of
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all  patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for its businesses as now conducted without any conflict with or infringement of the rights of others. The Intellectual Property owned by the Company is listed in the Disclosure Schedules. There are no outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the Intellectual Property of any other person or entity. The Company is not aware that any of the Company's employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by its employees, nor the conduct of the Company's business as proposed, will, to the best of the Seller's and Company' knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does believe that it is or will be necessary to utilize any inventions of any of the Company's employees (or people it currently intends to hire) made prior to their employment by the Company.

2.2.10  Compliance  with  Other Instruments.  The Company is not in violation or
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default  of  any  provision of its certificate of incorporation or bylaws, or of any instrument, judgment, order, writ, decree, or contract to which it is a party or by which it is bound, or of any provision of any statute, rule, or regulation which may be applicable to Company.

Subject to the satisfaction of the conditions set forth in Article 3 below, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, revocation, non-renewal or acceleration of any obligation, material permit, license, and authorization or to loss of a material benefit under, or the creation of a lien, pledge, security interest, charge, or other encumbrance on any assets of the Company, the Seller or VCI (any such conflict, violation, default, right, loss, or creation being referred to herein as a "Violation") pursuant to: (i) any provision of the organizational documents of the Company; or (ii) any loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or other agreement, or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to each of the Company and Seller's respective properties or assets, other than in the case of any such Violation which individually or in the aggregate would not have a Material Adverse Effect on either the Company or the Seller.

2.2.11  Employee  Benefit Plans.  There are no employee benefit plans (including
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without  limitation  all  plans  which  authorize the granting of stock options, restricted stock, stock bonuses, or other equity based awards) covering active, former, or returned employees of the Company.

2.2.12  Other Personal Property.  The books and records of the Company contain a
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complete  and  accurate  description,  and  specify the location, of all trucks, automobiles, machinery, equipment, furniture, supplies, and other tangible personal property owned by, in the possession of, or used by the Company in connection with its business. No personal property used by the Company in connection with its business is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement.

2.2.13  Properties  and  Liens.  The  Company owns, free and clear of any liens,
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claims,  charges,  options,  or  other  encumbrances,  all  of  its tangible and intangible property, real and personal, whether or not reflected in the Financial Statements (except that sold or disposed of in the ordinary course of business since the date of such statements) and all such property acquired since the date of such statements. All real property and tangible personal property of the Company is in good operating condition and repair, ordinary wear and tear excepted.

2.2.14  Inventory.  The  inventories  of  the  Company  shown  on  the Financial
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Statements  and  inventories  acquired  by  it  subsequent  to  the  date of the
Financial Statements consist solely of items of a quality and quantity usable and salable in the normal course of business, with the exception of obsolete materials and materials below standard quality, all of which have been written down in the books of the Company to net realizable market value or have been provided for by adequate reserves. Except for sales made in the ordinary course of business, all inventory is the property of the Company. No items are subject to security interests, except as set forth in the Disclosure Schedules. The value of the inventories has been determined on a first-in, first-out basis consistent with prior years.

2.2.15  Major  Contracts.  The  Company  is  not  a  party  or  subject  to:
        ----------------

(a) Any union contract, or any employment contract or arrangement providing for future compensation, written or oral, with any officer, consultant, director, or employee which is not terminable by the Company on 30 days' notice or less without penalty or obligations to make payments related to such termination;

(b) Any joint venture contract, partnership agreement or arrangement or any other agreement which has involved or is expected to involve a sharing of revenues with other persons or a joint development of products with other persons;

(c) Any manufacture, production, distribution, sales, franchise, marketing, or license agreement, or arrangement by which products or services of the Company are developed, sold, or distributed;

(d) Any material agreement, license, franchise, permit, indenture, or authorization which has not been terminated or performed in its entirety and not renewed which may be, by its terms, accelerated, terminated, impaired, or adversely affected by reason of the execution of this Agreement, or the consummation of the transactions contemplated hereby or thereby;

(e) Any material agreement, contract, or commitment that requires the consent of another person for the Company to enter into or consummate the transactions contemplated by this Agreement;

(f) Except for object code license agreements for the Company executed in the ordinary course of business, any indemnification by the Company with respect to infringements of proprietary rights; or

(g) Any contract containing covenants purporting to materially limit the Company's freedom to compete in any line of business in any geographic area.

2.2.16  Questionable  Payments.  Neither  the Company nor any director, officer,
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employee,  or  agent  of  the  Company,  has:  (i)  made any payment or provided services or other favors in any country in order to obtain preferential treatment or consideration by any governmental entity with respect to any aspect of the business of the Company; or (ii) made any political contributions that would not be lawful under the laws of any country or any jurisdiction within any country. Neither the Company, nor any director, officer, employee, or agent of the Company, has been or is the subject of any investigation by any governmental entity in connection with any such payment, provision of services, or contribution.

2.2.17 Leases in Effect.  All real property leases and subleases as to which the
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Company  is  a party and any amendments or modifications thereof (each a "Lease"
and, collectively, the "Leases") are listed in the Disclosure Schedules and are valid, in full force and effect and enforceable, and there are no existing defaults on the part of the Company and the Company has received nor given notice of default or claimed default with respect to any Lease, nor is there any event that with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth on the Disclosure Schedules, no consent is required from the Company under any Lease in connection with the completion of the transactions contemplated by this Agreement, and the Company has not received notice that any party to any Lease intends to cancel, terminate, or refuse to renew the same or to exercise any option or other right thereunder, except where the failure to receive such consent, or where such cancellation, termination, or refusal would not have a Material Adverse Effect on the Company.

2.2.18  Taxes.
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(a)  All  taxes,  assessments, fees, penalties, interest, and other governmental charges with respect to the Company which have become due and payable since inception, or with respect to the Seller in connection with the business operations of the Company, have been paid in full or adequately reserved against by the Company, and all taxes, assessments, fees, penalties, interest, and other governmental charges which have become due and payable have been paid in full or adequately reserved against on its books of account and such books are sufficient for the payment of all unpaid taxes, fees, and assessments, and all interest and penalties thereon with respect to the periods then ended and for all periods prior thereto;

(b) There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Company, nor are there any actions, suits, proceedings, investigations, or claims now pending against the Company in respect of any tax or assessment, or any matters under discussion with any authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority; and

(c) There are no liens for taxes upon the assets of the Company except for taxes that are not yet payable. The Company has withheld all taxes required to be withheld in respect of wages, salaries, and other payments to all employees, officers, and directors and timely paid all such amounts withheld to the proper taxing authority.

2.2.19 Disputes and Litigation.  There is no suit, claim, action, litigation, or
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proceeding  pending or threatened against or affecting the Company or any of its properties, assets, or business or to which the Company is a party, in any court or before any arbitrator of any kind or before or by any governmental entity, which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect on the Company, nor is there any judgment, decree, injunction, rule, or order of any governmental entity or arbitrator outstanding against the Company, respectively, and having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect. There is no investigation pending or threatened against any of the Company before any governmental department, commission, board, bureau, agency, instrumentality, or other governmental entity.

2.2.20  Compliance  with Laws.  The Company's business is not being conducted in
        ----------------------
violation of, or in a manner which could cause liability under any applicable law, rule, or regulation, judgment, decree, or order of any governmental entity, except for any violations or practices, which, individually or in the aggregate, have not had and will not have a Material Adverse Effect on the Company. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as it is planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority. A true and complete list of all such franchises, permits, and licenses held by the Company is set forth in the Disclosure Schedules.

2.2.21  Insurance.  The  Company has or shall obtain fire and casualty insurance
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policies,  with  extended  coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed within 45 days of the execution of this Agreement.

2.2.22  Minute Books.  The minute books of the Company provided to Buyer contain
        ------------
a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

2.2.23  Governmental  Consents.  Any  consents,  approvals,  orders,  or
        ----------------------
authorizations  of or registrations, qualifications, designations, declarations,
       ------
or filings with or exemptions by (collectively "Consents"), any court, administrative agency, or commission, or other governmental authority or instrumentality which may be required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for such Consents which if not obtained or made would not have a Material Adverse Effect on the Company for the transactions contemplated by this Agreement, are the responsibility of the Company. The Company hereby represents and warrants that such Consents have been obtained by them.

2.2.24 Certain Agreements.  Neither the execution and delivery of this Agreement
       ------------------
nor the consummation of the transactions contemplated hereby will: (i) result in any payment (including, without limitation, severance, unemployment compensation, parachute payment, bonus, or otherwise), becoming due to any director, employee, or independent contractor of the Company, from any other Person under any agreement or otherwise; (ii) materially increase any benefits otherwise payable under any agreement; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

2.2.25  Recent  Transactions.  Neither  the  Company  nor any director, officer,
        --------------------
employee, or agent of the Company, is participating in any discussions or intends to engage in any discussion: (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations; (ii) with any corporation, partnership, association, or other business entity or any individual regarding the sale, conveyance, or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of; or
(iii) regarding any other form of acquisition, liquidation, dissolution, or winding up of the Company.

2.2.26  Related  Party  Transactions.  No  employee, officer, or director of the
        ----------------------------
Company, the Seller or VCI, nor member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. None of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company, the Seller and VCI and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company, the Seller and VCI is directly or indirectly interested in any material contract with the Company.

2.2.27  Disclosure.  To  the  extent it would have a Material Adverse Effect, no
        ----------
representation or warranty made by the Seller or VCI in this Agreement, nor any document, written information, statement, financial statement, certificate, or exhibit prepared and furnished or to be prepared and furnished by the Company, the Seller or VCI or its representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which it were furnished.

2.3  Reliance.  The  foregoing  representations  and warranties are made by each
     --------
Party with the knowledge and expectation that the Parties are placing reliance thereon.

                                    ARTICLE 3
                              CONDITIONS PRECEDENT

3.1  Conditions to Each Party's Obligations.  The respective obligations of each
     --------------------------------------
Party hereunder shall be subject to the satisfaction prior to or at the Closing of the following conditions:

(a)  No  Restraints.  No statute, rule, regulation, order, decree, or injunction
     --------------
shall have been enacted, entered, promulgated, or enforced by any court or governmental entity of competent jurisdiction, which enjoins or prohibits the consummation of this Agreement and shall be in effect.

(b)  Legal  Action.  There  shall  not  be  pending or threatened in writing any
     -------------
action, proceeding, or other application before any court or governmental entity
    -
challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages or that would cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

(c)  Governmental  Approvals.  All  Consents  of  governmental  entities legally
     -----------------------
required  by  the  Parties  for  the transactions contemplated by this Agreement
    -
shall have been filed, occurred, or been obtained, other than such Consents, the failure of which to obtain would not have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement.

(d)  Consents  of  Other  Third  Parties.  The  Parties  shall have received and
     -----------------------------------
delivered  to  the appropriate other Parties or Party all requisite consents and
    --
approvals of all lenders, lessors, and other third parties whose consent or approval is required in order for the Parties to consummate the transactions contemplated by this Agreement, or in order to permit the continuation after the Closing of the business activities of the Company in the manner such business is presently carried on by it. Each Party shall have received copies of any necessary written consent(s) to this Agreement and the transactions contemplated herein.

3.2  Conditions  to  Seller's  Obligations.  The  obligations of Seller shall be
     -------------------------------------
subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Seller:

(a) Representations and Warranties of Buyer.  The representations and warranties
    ---------------------------------------
of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Seller shall have received a certificate signed by Buyer to such effect on the Closing.

(b)  Performance  of  Obligations  of  Buyer.  Buyer  shall  have  performed all
     ---------------------------------------
agreements  and  covenants  required  to be performed by it under this Agreement
    ---
prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Seller shall have received a certificate signed by Buyer to such effect on the Closing.

3.3  Conditions  to  Buyer's  Obligations.  The  obligations  of  Buyer shall be
     ------------------------------------
subject  to  the  satisfaction  prior  to  or  at  the  Closing of the following
    --
conditions  unless  waived  by  Buyer:
    --

(a)  Representations  and Warranties of Seller and VCI.  The representations and
     -------------------------------------------------
warranties of Seller and VCI set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed by Seller and on behalf of VCI to such effect on the Closing.

(b)  Performance of Obligations of Seller, VCI and the Company.  Seller, VCI and
     ---------------------------------------------------------
the Company shall have performed all agreements and covenants required to be performed by them under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed by Seller on behalf of VCIto such effect on the Closing.

(c)  Banking  Relationships.  The  officers  and  directors of the Company shall
     -----------------------
execute a letter(s) or other a document(s) acceptable to the Buyer informing all banks or other financial institutions of the change in control of the Company and that the Company will inform such financial institutions of the officers who will act on behalf of the Company with respects to Company accounts.

(e)  Material  Adverse Change.  Since the date hereof and through Closing, there
     ------------------------
shall not have occurred any change, occurrence, or circumstance in Seller or the Company having or reasonably likely to have, individually or in the aggregate, in the reasonable judgment of Buyer, a Material Adverse Effect on the Parties or on the transactions contemplated by this Agreement.

                                    ARTICLE 4
                        CLOSING AND DELIVERY OF DOCUMENTS

4.1  Time  and  Place.  The  closing  of  the  transactions contemplated by this
     ----------------
Agreement  shall take place at the offices of Buyer, no later than May 22, 2002,
    --
or  at  such  other time and place as the Parties mutually agree upon in writing
(which time and place are hereinafter referred to as the "Closing" or the "Closing Date").

4.2  Deliveries  by  Seller.  At  Closing,  Seller  shall  make  the  following
     ----------------------
deliveries  to  Buyer:
    -----

(a)  A stock certificate or certificates representing the Shares as set forth in
Section  1.1  above;

(b) Certificates executed by Seller and VCI certifying that: (i) all Seller's and VCI's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Seller and VCI have performed all agreements and covenants required to be performed by them under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement;

 (c) Originals of letters to banks and financial institutions in the form acceptable to the Buyer;

(d) Certified resolutions of the Board of Directors of the Seller, in form satisfactory to counsel for Buyer, authorizing the execution and performance of this Agreement; and

(e)  The  minute  book  and  corporate  records  of  the  Company.

4.3 Deliveries by Buyer. At Closing, Buyer shall deliver to Seller a certificate
    -------------------
executed  by  Buyer  certifying  that:

(a) Buyer's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and

(b) Buyer has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement;

(c)  the  Purchase  price  to  Seller  in  accordance  with  Section  1.2.

                                    ARTICLE 5
                                 INDEMNIFICATION

5.1  Seller  and  VCI's  Indemnity  Obligations.
     ------------------------------------------

(a) Upon receipt of notice thereof (provided that such notice is received within the survival period set forth in Section 7.4, if applicable), Seller and VCI shall, jointly and severally, indemnify, defend, and hold harmless Buyer from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs and expenses, including attorney fees and any costs of investigation that Buyer shall incur or suffer, that arise, result from or relate to: (i) any breach of, or failure by Seller or VCI to perform, any of their representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Seller, VCI and/or the Company under this Agreement; and (ii) the employment of any of the Company's employees which is in violation of any law, regulation, or ordinance of any governmental entity either under the conduct of its business.

(b) If liabilities or claims that arise, result from, or relate to the items set forth in Section 5.1(a)(i) or (ii) become known and claims are made upon VCI and/or the Seller for occurrences prior to the Closing, Buyer shall have the right to offset the liabilities and claims against the unpaid balance of the Purchase Price owing to Sellers, or to seek recourse against VCI, at the election of the Buyer. Neither Seller nor VCI shall have a right of subrogation or contribution against the other.

(c) Buyer shall notify promptly Seller and VCI of the existence of any claim, demand, or other matter to which Seller and VCI's indemnification obligations would apply, and shall give each of them a reasonable opportunity (but in any event not less than 15 days after receipt of notice) to assume the defense of the same at their own expense and with counsel of their own selection, provided that Buyer shall at all times also have the right to retain separate co-counsel at its sole cost and expense and fully participate in the defense, provided further that the Buyer shall not consent to the entry of any judgment or enter into any settlement with respect to such claim, demand, or other matter without the prior written consent of the Seller. If Seller and VCI, within a reasonable time after this notice, fails to defend, Buyer shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Seller and VCI, to compromise or settle the claim, demand, or other matter on behalf, for the account, and at the risk, of Seller and VCI.

5.2  Buyer's  Indemnity  Obligations.
     -------------------------------

(a) Upon receipt of notice thereof (provided that such notice is received within the survival period set forth in Section 7.4, if applicable), Buyer shall indemnify, defend, and hold harmless Seller from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that Seller shall incur or suffer, that arise, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Buyer under this Agreement.

(b) Upon receipt of notice thereof, Buyer shall indemnify, defend, and hold harmless Seller from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that Seller shall incur or suffer, that arise, result from or relate to the conduct of the business of the Company subsequent to the Closing. The indemnification in favor of Seller hereunder is in addition to and not in lieu of any statutory or other contractual rights of indemnification.

(c) Seller shall notify promptly Buyer of the existence of any claim, demand or other matter to which Buyer's indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that Seller shall at all times also have the right to fully participate in the defense. If Buyer, within a reasonable time after this notice, fails to defend, Seller shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Buyer, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Buyer.

                                    ARTICLE 6
                          DEFAULT, AMENDMENT AND WAIVER

6.1  Default.  Upon  a  breach  or  default  under  this Agreement by any of the
     --------
Parties  (following  the  cure period provided herein), the non-defaulting party
    --
shall have all rights and remedies given hereunder or now or hereafter existing at law or in equity or by statute or otherwise; provided, however, that Section
5.1 sets forth the sole and exclusive remedy of any Party against any other Party for a breach or default under this Agreement or for any claim, demand, or matter which arises, results from, or relates to the Agreement. Notwithstanding the foregoing, in the event of a breach or default by any Party hereto in the observance or in the timely performance of any of its obligations hereunder which is not waived by the non-defaulting Party, such defaulting Party shall have the right to cure such default within 15 days after receipt of notice in writing of such breach or default.

6.2  Waiver  and  Amendment.  Any  term,  provision,  covenant,  representation,
     -----------------------
warranty,  or  condition  of this Agreement may be waived, but only by a written
    --
instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

                                    ARTICLE 7
                                  MISCELLANEOUS

7.1  Expenses.  Whether  or  not  the  transactions  contemplated  hereby  are
     ---------
consummated,  each  of the Parties hereto shall bear all taxes of any nature and
    -----
all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees, and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees, and expenses of the Parties hereto shall be paid prior to Closing.

7.2  Notices.  Any  notice,  request, instruction, or other document required by
     --------
the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

To  Buyer:

Imaging  Technologies  Corporation
15175  Innovation  Drive
San  Diego,  CA  92128
Attn:  Brian  Bonar,  CEO
Telephone:  858-613-1300
Fax:  858-613-1311

To  the  Seller:

Dream  Canvas,  Inc.
Palais  Ginza  Building  10F,  6-10-16  Ginza
Chuo-ku,  Tokyo,  10400061  JAPAN
Telephone:  03-5537-7585
Fax:  03-5537-7586

To  VCI:

Value  Creation,  Inc.


The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

7.3  Entire  Agreement.  This  Agreement, together the Schedules or the Exhibits
     -----------------
hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, schedules, or exhibits hereto, or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

7.4  Survival  of  Representations.  All statements of fact (including financial
     -----------------------------
statements) contained in the schedules, exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a party may have in respect hereto; provided, however, that the representations and warranties of the Parties shall remain effective only for a period of two years following the Closing. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed, except in accordance with section 6.1.

7.5  Incorporated  by  Reference.  The  schedules,  exhibits,  and all documents
     ---------------------------
(including,  without  limitation,  all  financial  statements) delivered as part
    -
hereof or incident hereto are incorporated as a part of this Agreement by reference.

7.6  Remedies Cumulative.  Except as otherwise noted, no remedy herein conferred
     -------------------
upon the Parties is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

7.7  Execution  of Additional Documents.  Each Party hereto shall make, execute,
     ----------------------------------
acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

7.8  Finders'  and Related Fees.  Each of the Parties hereto is responsible for,
     --------------------------
and shall indemnify the other against, any claim by any third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

7.9 Governing Law.  This Agreement has been negotiated and executed in the State
    -------------
of California, U.S.A., and shall be construed and enforced in accordance with the laws of such state, without regard to its conflicts of laws provisions.

7.10 Forum.  Each of the Parties hereto agrees that any action or suit which may
     -----
be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in San Diego, California, U.S.A.

7.11  Professional  Fees.  In  the  event  any Party hereto shall commence legal
      ------------------
proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants' fees, and experts' fees.

7.12  Binding  Effect and Assignment.  This Agreement shall inure to the benefit
      ------------------------------
of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

7.13  Counterparts;  Facsimile  Signatures.   This  Agreement  may  be  executed
      ------------------------------------
simultaneously  in  one  or  more counterparts, each of which shall be deemed an
     -
original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement when transmitted by one party to another party shall be deemed a valid and binding execution of this Agreement by the sending party.

7.14  Representation.    All  Parties  to  this  Agreement  have  been given the
      --------------
opportunity to consult with counsel of their choice regarding their rights under
     -
this  Agreement.

7.15 Language. The original and official version of this Agreement, all exhibits
     --------
and attachments to it, and all documents relating to it shall be in the English language and all business between the Parties shall be conducted in the English language.


IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

BUYER:

Imaging  Technologies  Corporation


______________________________________
By:  Brian  Bonar,  President  and  CEO


SELLER:

Dream  Canvas,  Inc.

_______________________________________
By:  Fumihiko  Ugajin,
Chief  of  Section,  Business  Development  Department,


Development  Planning  Division

VCI:

Value  Creation,  Inc.


________________________________________
By: